FBR CAPITAL CORPORATION
                          1999 EQUITY COMPENSATION PLAN

1. PURPOSE

     The purpose of the Plan is to advance the long-term interests of FBR Capital Corporation by (i) motivating executive personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the shareholders of the Corporation through the ownership and performance of the Common Stock of the Corporation and (iii) permitting the Corporation to attract and retain executive personnel upon whose judgment the successful conduct of the business of the Corporation largely depends. Toward this objective, the Committee may grant stock options and restricted stock awards to Key Employees of the Corporation and its Subsidiaries, on the terms and subject to the conditions set forth in the Plan.

2. DEFINITIONS

     2.1  "Administrative   Policies"  means  the  administrative  policies  and
procedures adopted and amended from time to time by the Committee to administer the Plan.

     2.2 "Award" means any form of stock option or restricted stock award granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

     2.3 "Award Agreement" means a written agreement with respect to an Award between the Corporation and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

     2.4 "Board" means the Board of Directors of the Corporation.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 "Committee means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under
Section 3 hereof.

     2.7 "Common Stock" means Common Stock of the Corporation.

     2.8 "Corporation" means FBR Capital Corporation

     2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.10 "Key Employee" means an employee of the Corporation or a Subsidiary who holds a position of responsibility in a managerial, administrative or professional capacity, and whose performance, as determined by the Committee in the exercise of its sole and absolute discretion, can have a significant effect on the growth, profitability and success of the Corporation.

     2.11 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

     2.12 "Plan"  means the FBR  Capital  Corporation  1999 Equity  Compensation
Plan.

     2.13 "Stock Exchange" means the stock exchange or other market price reporting system (if any) on which the Common Stock is traded or quoted designated by the Committee.

     2.14 "Subsidiary" means a corporation or other business entity in which the Corporation directly or indirectly has an ownership interest of fifty percent or more.

3. ADMINISTRATION

     The Plan shall be administered under the supervision of the Committee.

     Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chief Executive Officer or the Secretary of the Corporation.

     A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have conclusive authority to construe and interpret the Plan, any Award Agreement entered into hereunder and to establish, amend and rescind Administrative Policies for the administration of this Plan and shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable.

4. ELIGIBILITY

     Any Key Employee is eligible to become a Participant in the Plan.

5. SHARES AVAILABLE

     The aggregate number of shares of the Corporation for which options and restricted stock awards may be granted under this Plan shall be 3,000,000; provided, however, that whatever number of shares shall remained reserved for issuance pursuant to the Plan at the time of any stock split, stock dividend or other change in the Corporation's capitalization shall be appropriately and proportionately adjusted to reflect such stock dividend, stock split or other change in capitalization. Such shares shall be made available from authorized but unissued or reacquired shares of the Corporation. Any shares for which an option or restricted stock award is granted hereunder that are released from such option or restricted stock award for any reason shall become available for other options and awards to be granted under this Plan.

6. TERM

     The Plan shall become effective upon adoption of the Plan by the Board of Directors of the Corporation. The Plan shall be submitted to the shareholders of the Corporation for approval within one year after its adoption by the Board of Directors and, if the Plan shall not be approved by the shareholders within said period, the Plan shall be void and of no effect. Any options or restricted stock awards granted under the Plan prior to the date of approval by the shareholders shall be void if such shareholders' approval is not obtained..

7. PARTICIPATION

     The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan's purposes and the Committee shall determine the type or types of Awards to be made to the Participant. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

8. STOCK OPTIONS

     (a) GRANTS. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of section 422 of the Code or non-statutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

     (b) TERMS AND CONDITIONS OF OPTIONS. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the per share fair market value of the Common Stock, as determined by the Committee, on the date of the stock option's grant subject to adjustment as provided in Sections 18 or 19 hereof.

     (c) RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with section 422 of the Code. Incentive Stock Options shall be granted only to employees of the Corporation and its subsidiaries within the meaning of Section 424 of the Code. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary which provides for the granting of incentive stock options) may not exceed $l00,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of section 422 of the Code, or any successor provision, to own shares of the Corporation possessing more than ten percent of the total combined voting power of all classes of shares of the Corporation or of a parent or subsidiary of the Corporation, shall have an option exercise price that is at least one hundred ten percent of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of five years from the date it is granted.

     (d) ADDITIONAL TENTS AND CONDITIONS. The Committee may, by way of the Award Agreement or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, on any stock option Award, provided they are not inconsistent with the Plan including but not limited to provisions relating to
(i) the vesting of such option, (ii) payments to be made to the Participant at the time of exercise of such option relating to any taxes associated with such exercise, (iii) requirements imposed on either the optionee or the Corporation (or both) to purchase or sell the Common Stock acquired upon exercise of such option, and (iv) the exercisability of such options upon the termination of optionee's employment.

     (e) PAYMENT. Upon exercise, a participant may pay the option exercise price of a stock option in cash or shares of Common Stock, or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

9. RESTRICTED STOCK AWARDS

     (a) GRANTS. Awards may be granted in the form of Restricted Stock Awards. Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.

     (b) AWARD RESTRICTIONS. Restricted Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Corporation. The Committee may modify, or accelerate the termination of, the restrictions applicable to a Restricted Stock Award under such circumstances as it deems appropriate.

     (c) RIGHTS AS SHAREHOLDERS. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.

     (d) EVIDENCE OF AWARD. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

10. PAYMENT OF AWARDS

     Except as otherwise provided herein Award Agreements may provide that, at the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. Further, the terms of Award Agreements may provide for payment of Awards in the form of a lump sum or installments, as determined by the Committee.

11. DIVIDENDS AND DIVIDEND EQUIVALENTS

     If an Award is granted in the form of a Restricted Stock Award, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

12. TERMINATION OF EMPLOYMENT

     The Committee shall adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Corporation or Subsidiary whether because of death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Corporation or of its applicable Subsidiary.

13. ASSIGNMENT AND TRANSFER

     The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution, except as may be explicitly set forth in an Award Agreement.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the shares issuable pursuant to then outstanding Awards (and the exercise price of any outstanding stock options) shall be appropriately adjusted by the Committee whose determination shall be final.

15. WITHHOLDING TAXES

     The Corporation or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable Administrative Policies it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

16. REGULATORY APPROVALS AND LISTINGS

     Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have a no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Corporation shall, in its sole discretion, determine to be necessary or advisable, and (b) the completion of any registration or other qualification of said shares under any state or federal law, or ruling of any governmental body, that the Corporation shall, in its sole discretion, determine to be necessary or advisable.

17. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Corporation or any Subsidiary. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Key Employee at any time. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or if granted an Award in any year, to receive Awards in any subsequent year.

18. AMENDMENT

     The Corporation, by action of its Board of Directors, reserves the right to amend, modify or terminate at any time this Plan, or, by action of the Board with the consent of the Participant, to amend, modify or terminate any outstanding option agreement or restricted stock award, except that the Corporation may not, without further shareholder approval, increase the total number of shares as to which stock options may be granted under the Plan (except increases attributable to the adjustments authorized in section 14 hereof), change the employees or class of employees eligible to receive options, or materially increase the benefits accruing to Participants under the Plan. Moreover, no action may be taken by the Company (without the consent of the Participant) that will impair the validity of any option or restricted stock award then outstanding or that will prevent the incentive stock options issued or to be issued under this Plan from being "incentive stock options" under Sections 422 of the Code, or any successor provision.

19. GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of Nevada, except as preempted by applicable Federal law.

20. NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

     No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name except, in the case of Restricted Stock wards, to the extent such rights are granted to the Participant under Section 9(c) hereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

21. PAYMENT BY SUBSIDIARIES

     Settlement of Awards to employees of Subsidiaries shall be made by and at the expense of such Subsidiary. Except as prohibited by law, if any portion of an Award is to be settled in shares of Common Stock, the Corporation shall sell and transfer to the Subsidiary, and the Subsidiary shall purchase, the number of shares necessary to settle such portion of the Award.